Exhibit 99.1

European Wax Center, Inc. Strengthens Executive Leadership Team with Key Appointments

Angela Jaskolski appointed Chief Operating Officer and Kurt Smith named Chief Development Officer, bringing deep consumer industry experience in franchise operations and development

PLANO, Texas, July 16, 2025 – European Wax Center, Inc. (NASDAQ: EWCZ) (the “Company” or “European Wax Center”), the leading franchisor and operator of out-of-home waxing services in the United States, today announced that it has appointed Angela Jaskolski as Chief Operating Officer, effective August 18, 2025, and Kurt Smith as Chief Development Officer, effective July 22, 2025. Ms. Jaskolski and Mr. Smith will report to Chief Executive Officer Chris Morris.

Ms. Jaskolski brings over two decades of executive-level experience in operations, field leadership and organizational performance across high-growth, multi-unit retail and service brands. She most recently served as Chief Store Officer at Madison Reed, a fast-growing national hair care brand, where she drove substantial increases in average unit volume (AUV) and EBITDA, in addition to impactful improvement in both customer and team member experiences. Ms. Jaskolski will oversee Franchise Operations, Field Training, Learning and Development and Industry Engagement and will work closely with the executive team to drive operational efficiency and enhance center performance.

Mr. Smith brings nearly 20 years of global leadership experience in franchise development, strategic planning and brand expansion across the consumer and retail sectors. He most recently served as Vice President and General Manager of Pizza Hut Latin America and the Caribbean at Yum! Brands, where he partnered with franchisees across more than 25 markets to achieve record-high profitability and franchisee engagement. Mr. Smith will oversee all aspects of Business Development, Real Estate, Market Planning and Franchise Recruitment and work alongside the executive team to strengthen the Company’s franchisee network and execute its long-term development strategy.

“We’re thrilled to round out our executive leadership team with the appointments of Angela and Kurt,” said Mr. Morris. “Together, they bring exceptional expertise in franchise development and operational execution, which will be critical as we look to resume thoughtful and profitable unit growth. Angela’s operational rigor and ability to deliver performance at scale will elevate how we serve both our guests and franchise partners, while Kurt’s track record of building high-impact franchise relationships and strategic expansion plans will be key to refining our sophisticated development approach. I’m confident they will make a meaningful impact as we strengthen our foundation and move into our next phase of growth.”

About Angela Jaskolski

Ms. Jaskolski most recently served as Chief Store Officer at Madison Reed, where she led the brand’s fast-growing Hair Color Bar channel, overseeing nearly 100 Hair Color Bar locations and driving significant performance gains, including increases in revenue, EBITDA and AUV. Prior to joining Madison Reed, she was Chief Operating Officer at Thrive Pet Healthcare, where she provided strategic and operational leadership for over 300 pet hospitals and more than 10,000 team members nationwide. Previously, Ms. Jaskolski spent over six years at Self Esteem Brands, where she held multiple leadership roles, including Chief Operating Officer and President of Waxing the City. As Chief Operating Officer, she provided strategic oversight and drove the operating model across a portfolio of fitness, wellness and nutrition businesses. During her tenure as President of Waxing the City, the company doubled its footprint, grew AUV and consistently delivered double-digit same-store sales growth. Earlier in her career, she held leadership roles at Regis Corporation, Pacifico’s Salons and Aveda, building deep industry expertise in customer experience, franchise development and field operations.

About Kurt Smith

Mr. Smith most recently served as Vice President and General Manager of Pizza Hut Latin America and the Caribbean at Yum! Brands, where he led a team overseeing nearly 1,500 restaurants across 26 markets, delivering record-setting system profits and driving double-digit digital growth. He previously held senior roles as Chief Growth Officer for Pizza Hut in Latin America & Iberia and Chief Growth Officer for Pizza Hut Middle East, Turkey & Africa, where he expanded the brand into new markets, strengthened franchise partnerships and drove record unit growth. Earlier in his career at Yum! Brands, Mr. Smith held leadership roles in Pizza Hut US and Pizza Hut South Pacific. Before joining Yum! Brands, he held roles at Bain & Company, Hewlett Packard and Deloitte.

About European Wax Center, Inc.

European Wax Center, Inc. (NASDAQ: EWCZ) is the leading franchisor and operator of out-of-home waxing services in the United States. European Wax Center locations perform more than 23 million services per year, providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. The Company continues to revolutionize the waxing industry with its innovative Comfort Wax® formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience, along with its collection of proprietary products to help enhance and extend waxing results. By leading with its values – We Care About Each Other, We Do the Right Thing, We Delight Our Guests, and We Have Fun While Being Awesome – the Company is proud to be Certified™ by Great Place to Work®. European Wax Center, Inc. was founded in 2004 and is headquartered in Plano, Texas. Its network, which includes more than 1,000 centers in 45 states, generated sales of $951 million in fiscal 2024. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to European Wax Center, Inc.’s strategy, outlook and growth prospects. Words including “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its management, employees, information systems and internal controls; the Company’s ability to retain of effectively respond to a loss of key executives; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended January 4, 2025 and the Company’s Quarterly Report on Form 10-Q for the period ended April 5, 2025, each filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

Edelman Smithfield

Ashna Vasa

EWCIR@edelman.com

Media Contact

Zeno Group

Sophia Tortorella

sophia.tortorella@zenogroup.com

312-752-6851